                                                                   Exhibit 10.2

-----------------------------------------------------------------------------------------------------------------------------
Obligator File Name           Obligor#      Obligation Number           Officer#                Amount
                                                                                                $
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                Chicago, Illinois
                                                                                    Dated as of December 30, 1996
                                                                                                -----------


                                 MASTER NOTE
                 (CORPORATION, PARTNERSHIP, OR JOINT VENTURE)

This Note has been executed by THE ARNOLD PALMER GOLF COMPANY, a corporation formed under the laws of the State of Tennessee ("Borrower"); if more than one entity executes this Note, the term "Borrower" refers to each of them individually and some or all of them collectively, and their obligations hereunder shall be joint and several.* If a land trustee executes this Note, "Borrower" as used in sections 6 and 7 below also includes any beneficiary(ies) of the land trust.**

     FOR VALUE RECEIVED, on or before December 29, 1997, the scheduled maturity date hereof, Borrower promises to pay to the order of THE NORTHERN TRUST COMPANY, an Illinois banking corporation (hereafter, together with any subsequent holder hereof, called "Lender"), at its main banking office at 50 South LaSalle Street, Chicago, Illinois 60675, or at such other place as Lender may direct, the aggregate unpaid principal balance of each advance (a "Loan" and collectively the "Loans") made by Lender to Borrower hereunder. The total principal amount of Loans outstanding at any one time hereunder shall not exceed TWELVE MILLION AND NO/100 UNITED STATES DOLLARS ($12,000,000).

     Lender is hereby authorized by Borrower at any time and from time to time at Lender's sole option to attach a schedule (grid) to this Note and to endorse thereon notations with respect to each Loan specifying the date and principal amount thereof, the Interim Maturity Date (as defined below) (if applicable), the applicable interest rate and rate option, and the date and amount of each payment of principal and interest made by Borrower with respect to each such Loan. Lender's endorsements as well as its records relating to Loans shall be rebuttably presumptive evidence of the outstanding principal and interest on the Loans, and, in the event of inconsistency, shall prevail over any records of Borrower and any written confirmations of Loans given by Borrower.

     If Borrower wishes to obtain a Loan under this Note, Borrower shall notify Lender orally or in writing on a banking day. Any such notice shall be irrevocable; if the notice is received after 10:00 AM Chicago time the Loan may not be available until the next banking day. Additional procedures for "Bank Offered Rate" Loans, if available, are set forth below.

     Each request for a Loan shall be deemed to be a representation and warranty by Borrower to Lender that: (i) no Event of Default or Unmatured Event of Default (in each case as defined below) has occurred and is continuing as of the date of such request or would result from the making of the Loan; and (ii) Borrower's representations and warranties herein are true and correct as of such date as though made on such date. Upon receipt of each Loan request Lender in its sole discretion shall have the right to request that Borrower provide to Lender, prior to Lender's funding of the Loan, a certificate executed by Borrower's President, Treasurer, or Chief Financial Officer (if Borrower is a corporation), to such effect.

1. INTEREST.*

* See Rider attached hereto and incorporated herein.

2.      PREPAYMENTS.**

3. REFERENCES TO PREVIOUS NOTES, FACILITY TYPE, COLLATERAL, GUARANTIES, LOAN & OTHER AGREEMENTS. (CHECK AS APPLICABLE)

LINE OF CREDIT: This Note has been executed pursuant to a line of credit. At the present time Lender intends to make available to Borrower credit as outlined herein or in any related letter until the maturity day indicated above unless in Lender's sole judgment there has occurred an adverse change in the assets, condition or prospects of Borrower or any guarantor. THE LINE OF CREDIT MAY BE CANCELLED OR REDUCED BY LENDER AT LENDER'S SOLE OPTION WITHOUT PRIOR NOTICE TO BORROWER OR ANY OTHER PERSON OR ENTITY. THE LINE OF CREDIT IS REVOCABLE NOTWITHSTANDING PAYMENT OF ANY FEES OR MAINTENANCE OF ANY ACCOUNT BALANCES. AS AND IF PROVIDED IN ANY ACCOMPANYING LETTER OR OTHER DOCUMENT PERTAINING TO SUCH FEES AND/OR BALANCES. Any such fees and/or balances shall be deemed compensation to Lender for being prepared to respond to Borrower's requests for credit under this Note.

/ /     This Note amends, restates, renews and replaces in its entirety the note dated ___________________________________ in the amount of $ ____________, and any previously renewed note(s). Borrower hereby expressly confirms that all collateral and guaranties given for such prior note(s) shall secure or guarantee this Note. All amounts outstanding under such previous note(s) shall be deemed automatically outstanding hereunder.

/ /     This Note is secured without limitation as provided in the following and all related documents, in each case as amended, modified, renewed, restated or replaced from time to time:

        / /     Security Agreement dated as of ________________________________.

        / /     Mortgage dated as of __________________________________________
                on property all or part of which is commonly know as___________
                _______________________________________________________________
                _______________________________________________________________.

        / /     Pledge Agreement dated as of __________________________________.

        / /     Other (describe) ______________________________________________
                _______________________________________________________________.


/X/     Payment of this Note has been unconditionally guaranteed by  See Rider attached hereto and Incorporated herein. (each individually and all collectively referred to as "guarantor") as provided in separately executed guaranties.

/ /     This Note has been executed pursuant to a __________________ Agreement, dated as of the date hereof, as amended, modified, restated, renewed, or replaced from time to time, containing covenants and other terms, to which reference is hereby made.

4.      USE OF PROCEEDS, CHECK ONE:

/X/     Borrower represents and warrants that the proceeds of this Note will be used solely for business purposes, and not for personal, family or household use, within the meaning of Federal Truth-in-Lending and similar state laws and regulations.

/ /     ****Borrower represents that the proceeds of this Note will be used for personal, family or household use. IF THIS OPTION IS CHECKED, THE FIRST LOAN MUST BE IN THE AMOUNT OF $25,001 OR MORE.

If Loan proceeds will be used to purchase or refinance the purchase of any property describe: N/A _______________________________________________________
_______________________________________________________________________________.

Notwithstanding any other provision hereof, if this Note is covered by Regulation Z of the Federal Reserve Board (Truth in Lending) or any like disclosure requirement. this Note shall be secured by collateral referenced herein or in any other document only if disclosed in a related disclosure statement.

5.      REPRESENTATIONS.
Borrower hereby represents and warrants to Lender that:
        (a) Borrower and any "Subsidiary" (as defined below) are existing and in good standing under the laws of their state of formation, are duly qualified, in good standing and authorized to do business in each jurisdiction where failure to do so might have a material adverse impact on the consolidated assets, condition or prospects of Borrower; the execution, delivery and performance of this Note and all related documents and instruments are within Borrower's powers and have been authorized by all necessary corporate, action;

        (b) the execution, delivery and performance of this Note and all related documents and instruments have received any and all necessary governmental approval, and do not and will not contravene or conflict with any provision of law or of the charter or by-laws of Borrower or any agreement affecting Borrower or its property; and

        (c) there has been no material adverse change in the business, condition, properties, assets, operations or prospects of Borrower or any guarantor since the date of the latest financial statements provided on behalf of Borrower or any guarantor to Lender prior to the execution of this Note.

"Subsidiary" means any corporation, partnership, joint venture, trust, or other legal entity of which Borrower owns directly or indirectly fifty percent (50%) or more of the outstanding voting stock or interest, or of which Borrower has effective control by contract or otherwise.

6. EVENTS OF DEFAULT. The occurrence of any of the following shall constitute an "Event of Default";

        (a) failure to pay, when and as due, any principal, interest or other amounts payable hereunder; failure to comply with or perform any agreement or covenant of Borrower contained herein; or failure to furnish (or caused to be furnished to) Lender when and as requested by Lender (but not more often than once every twelve months) fully completed financial statement(s) of any guarantor on Lender's then-standard form together with such supporting information as Lender may reasonably request; or

        (b) any default, event of default or similar event shall occur or continue under any other instrument, document, note, agreement, or guaranty delivered to Lender in connection with this Note, or any such instrument, document, note, agreement, or guaranty shall not be, or shall cease to be, enforceable in accordance with its terms; or

        (c) there shall occur any default or event of default, or any event or condition that might become such with notice or the passage of time or both, or any similar event, or any event that requires the prepayment of borrowed money or the acceleration of the maturity thereof, under the terms of any evidence of indebtedness or other agreement issued or assumed or entered into by Borrower, any Subsidiary, or any guarantor, or under the terms of any indenture, agreement, or instrument under which any such evidence of indebtedness or other agreement is issued, assumed, secured, or guaranteed, and such event shall continue beyond any applicable period of grace; or

        (d) any representation, warranty, schedule, certificate, financial statement, report, notice, or other writing furnished by or on behalf of Borrower, any Subsidiary, or any guarantor to Lender is false or misleading in any material respect on the date as of which the facts therein set forth are stated or certified; or

        (e) any guaranty of or pledge of collateral security for this Note shall be repudiated or become unenforceable or incapable of performance; or

        (f) Borrower or any Subsidiary shall fail to maintain their existence in good standing in their state of formation or shall fail to be duly qualified, in good standing and authorized to do business in each jurisdiction where failure to do so might have a material adverse impact on the consolidated assets, condition or prospects of Borrower; or

        (g) Borrower, any Subsidiary, or any guarantor shall die, become incompetent, dissolve, liquidate, merge, consolidate, or cease to be in existence for any reason; or

        (h) any person or entity presently not in control of Borrower, or any guarantor, shall obtain control directly or indirectly of Borrower, or any guarantor, whether by purchase or gift of stock or assets, by contract, or otherwise; or

        (i) any proceeding (judicial or administrative) shall be commenced against Borrower, any Subsidiary, or any guarantor, or with respect to any assets of Borrower, any Subsidiary, or any guarantor which shall threaten to have a material and adverse effect on the assets, condition or prospects of Borrower, any Subsidiary, or any guarantor; or final judgment(s) and/or settlement(s) in an aggregate amount in excess of One Hundred Thousand and no/100 UNITED STATES DOLLARS ($100,000) in excess of insurance for which the insurer has confirmed coverage in writing, a copy of which writing has been furnished to Lender, shall be entered or agreed to in any suit or action commenced against Borrower, any Subsidiary, or any guarantor; or

        (j) Borrower shall grant or any person (other than Lender) shall obtain a security interest in any collateral for this Note; Borrower or any other person shall perfect (or attempt to perfect) such a security interest; a court shall determine that Lender does not have a first-priority security interest in any of the collateral for this Note enforceable in accordance with the terms of the related documents; or any notice of a federal tax lien against Borrower shall be filed with any public recorder; or

      ****If this box is checked and a land trustee is signing the Note, do not take real estate as collateral.

            ** See Rider attached hereto and incorporated herein.

        (k) there shall be any material loss or depreciation in the value of any collateral for this Note for any reason, or Lender shall otherwise reasonably deem itself insecure; or, unless expressly permitted by the related documents, all or any part of any collateral for this Note or any direct, indirect, legal, equitable or beneficial interest therein is assigned transferred or sold without Lender's prior written consent; or

        (l) any bankruptcy, insolvency, reorganization, arrangement, readjustment, liquidation, dissolution, or similar proceeding, domestic or foreign, is instituted by or against Borrower, any Subsidiary, or any guarantor; or Borrower, any Subsidiary, or any guarantor shall take any steps toward, or to authorize, such a proceeding; or

        (m) Borrower, any Subsidiary, or any guarantor shall become insolvent, generally shall fail or be unable to pay its debts as they mature, shall admit in writing its inability to pay its debts as they mature, shall make a general assignment for the benefit of its creditors, shall enter into any composition or similar agreement, or shall suspend the transaction of all or a substantial portion of its usual business.

7.      DEFAULT REMEDIES.

        (a) Upon the occurrence and during the continuance of any Event of Default specified in Section 6(a)-(k), Lender at its option may declare this Note (principal, interest and other amounts) be immediately due and payable without notice or demand of any kind. Upon the occurrence of any Event of Default specified in Section 6(l)-(m), this Note (principal, interest and other amounts) shall be immediately and automatically due and payable without action of any kind on the part of Lender. Upon the occurrence and during the continuance of any Event of Default, Lender may exercise any rights and remedies under this Note, any related document or instrument (including without limitation any pertaining to collateral), and at law or in equity.

        (b) Lender may, by written notice to Borrower, at any time and from time to time, waive any Event of Default or "Unmatured Event of Default" (as defined below), which shall be for such period and subject to such conditions as shall be specified in any notice. In the case of any such waiver, Lender and Borrower shall be restored to their former position and rights hereunder, and any Event of Default or Unmatured Event of Default so waived shall be deemed to be cured and not continuing; but no such waiver shall extend to or impair any subsequent or other Event of Default or Unmatured Event or Default. No failure to exercise, and no delay in exercising, on the part of Lender of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege.
The rights and remedies of Lender herein provided are cumulative and not exclusive of any rights or remedies provided by law. "Unmatured Event of Default" means any event or condition which would become an Event of Default with notice or the passage of time or both.

8.      NO INTEREST OVER LEGAL RATE.

        Borrower does not intend or expect to pay, nor does Lender intend or expect to charge, accept or collect any interest which, when added to any fee or other charge upon the principal which may legally be treated as interest, shall be in excess of the highest lawful rate. If acceleration, prepayment or any other charges upon the principal or any portion thereof, or any other circumstance, result in the computation or earning of interest in excess of the highest lawful rate, then any and all such excess is hereby waived and shall be applied against the remaining principal balance. Without limiting the generality of the foregoing, and notwithstanding anything to the contrary contained herein or otherwise, no deposit of funds shall be required in connection herewith which will, when deducted from the principal amount outstanding hereunder, cause the rate of interest hereunder to exceed the highest lawful rate.

9.      PAYMENTS, ETC.

        All payments hereunder shall be made in immediately available funds, and shall be applied first to accrued interest and then to principal; however, if an Event of Default occurs, Lender may, in its sole discretion, and in such order as it may choose, apply any payment to interest, principal and/or lawful charges and expenses then accrued. Borrower shall receive immediate credit on payments received during Lender's normal banking hours if made in cash, immediately available funds, or by debit to available balances in an account at Lender; otherwise payments shall be credited after clearance through normal banking channels. Borrower authorizes Lender to charge any account of Borrower maintained with Lender for any amounts of principal, interest, taxes, duties, or other charges or amounts due or payable hereunder, with the amount of such payment subject to availability of collected balances in Lender's discretion; unless Borrower instructs otherwise, all Loans shall be credited to an account(s) of Borrower with Lender. LENDER AT ITS OPTION MAY MAKE LOANS HEREUNDER UPON TELEPHONIC INSTRUCTIONS AND IN SO DOING SHALL BE FULLY ENTITLED TO RELY SOLELY UPON INSTRUCTIONS, INCLUDING WITHOUT LIMITATION INSTRUCTIONS TO MAKE TRANSFERS TO THIRD PARTIES, REASONABLY BELIEVED BY LENDER TO HAVE BEEN GIVEN BY AN AUTHORIZED PERSON, WITHOUT INDEPENDENT INQUIRY OF ANY TYPE. All payments shall be made without deduction for or on account of any present or future taxes, duties or other charges levied or imposed on this Note or the proceeds, Lender or Borrower by any government or political subdivision thereof. Borrower shall upon request of Lender pay all such taxes, duties or other charges in addition to principal and interest, including, without limitation all documentary stamp and intangible taxes, but excluding income taxes based solely on Lender's income.

10.     SET OFF.

        At any time and without notice of any kind, any account, deposit or other indebtedness owing by Lender to Borrower, and any securities or other property of Borrower delivered to or left in the possession of Lender or its nominee or bailee, may be set off against and applied in payment of any obligation hereunder, whether due or not.

11.     NOTICES.

        All notices, requests and demands to or upon the respective parties hereto shall be deemed to have been given or made when deposited in the mail, postage prepaid, addressed if to Lender to its main banking office indicated above (Attention: Division Head, ***__________________ Division), and if to Borrower to its address set forth below, or to such other address as may be hereafter designated in writing by the respective parties hereto or, as to Borrower, may appear in Lender's Records.
*** Wealth Management

12.     MISCELLANEOUS

        This Note and any document or instrument executed in connection herewith shall be governed by and construed in accordance with the internal law of the State of Illinois, and shall be deemed to have been executed in the State of Illinois. Unless the context requires otherwise, wherever used herein the singular shall include the plural and vice versa, and the use of one gender shall also denote the other. Captions herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof; references herein to Sections or provisions without reference to the document in which they are contained are references to this Note. This Note shall bind Borrower, its heirs, trustees (including without limitation successor and replacement trustees), executors, personal representatives, successors and assigns, and shall inure to the benefit of Lender, its successors and assigns, except that Borrower may not transfer or assign any of its rights or interest hereunder without the prior written consent of Lender. Borrower agrees to pay upon demand all expenses (including without limitation attorneys' fees, legal costs and expenses, and time charges of attorneys who may be employees of Lender, in each case whether in or out of court, in original or appellate proceedings or in bankruptcy) incurred or paid by Lender or any holder hereof in connection with the enforcement or preservation of its rights hereunder or under any document or instrument executed in connection herewith. Borrower expressly and irrevocably waives notice of dishonor or default as well as presentment, protest, demand and notice of any kind in connection herewith. If there shall be more than one person or entity constituting Borrower, each of them shall be primarily, jointly and severally liable for all obligations hereunder.

13.     WAIVER OF JURY TRIAL, ETC.

        BORROWER HEREBY IRREVOCABLY AGREES THAT, SUBJECT TO LENDER'S SOLE AND ABSOLUTE ELECTION, ALL SUITS, ACTIONS OR OTHER PROCEEDINGS WITH RESPECT TO, ARISING OUT OF OR IN CONNECTION WITH THIS NOTE OR ANY DOCUMENT OR INSTRUMENT EXECUTED IN CONNECTION HEREWITH SHALL BE SUBJECT TO LITIGATION IN COURTS HAVING SITUS WITHIN OR JURISDICTION OVER COOK COUNTY, ILLINOIS. BORROWER HEREBY CONSENTS AND SUBMITS TO THE JURISDICTION OF ANY LOCAL, STATE OR FEDERAL COURT LOCATED IN OR HAVING JURISDICTION OVER SUCH COUNTY, AND HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO REQUEST OR DEMAND TRIAL BY JURY, TO TRANSFER OR CHANGE THE VENUE OF ANY SUIT, ACTION OR OTHER PROCEEDING BROUGHT BY LENDER IN ACCORDANCE WITH THIS PARAGRAPH, OR TO CLAIM THAT ANY SUCH PROCEEDING HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

/X/     See Rider attached hereto and incorporated herein by reference.

        Lender is hereby authorized by Borrower without notice to Borrower to fill in any blank spaces and dates and strike inapplicable terms herein or in any related document to conform to the terms upon which the Loan(s) evidenced hereby are or may be made, for which purpose Lender shall be deemed to have been granted an irrevocable power of attorney coupled with an interest.

                                       Address for Notice:

                                       6201 Mountain View Road
                                       ---------------------------------

THE ARNOLD PALMER GOLF COMPANY         Ooltewah, TN 37363
--------------------------------       ---------------------------------

By:  /s/ George H. Nichols             Attention: David Kirby
   -----------------------------       ---------------------------------

Title: President                       Attention:
      --------------------------                 -----------------------

                             Rider to Master Note

DATED AS OF DECEMBER 30, 1996, EXECUTED BY THE ARNOLD PALMER GOLF COMPANY (the "Borrower") IN FAVOR OF THE NORTHERN TRUST COMPANY (the "Lender").

1. This Rider is attached to and forms an integral part of the above-referenced Master Note (as amended, the "Note"). Capitalized terms defined in the Note and not otherwise defined in this Rider shall have the same meaning in this Rider as in the Note. Wherever possible this Rider and the Note shall be construed so as to be consistent with each other; however, if and to the extent that the terms of the Rider conflict or are inconsistent with the Note, the terms of the Rider shall prevail. Except as modified by this Rider, the terms of the Note shall apply.

2. Section 3 of the printed form dealing with guarantees is deleted and the following is substituted therefor:

         "Payment of this Note has been unconditionally guaranteed by (i) John
T. Lupton pursuant to a Guaranty dated as of December 30, 1996 (as amended, the "Guaranty") which Guaranty is secured by (a) that certain Security Agreement dated as of August 22, 1995 (as amended) between John T. Lupton and Lender and
(ii) the John T. Lupton Trust pursuant to that certain Note Purchase Agreement dated as of December 30, 1996 (as amended) between the Trust and the Lender (each individually and collectively referred to as "guarantor") as provided in separately executed documentation."

THE ARNOLD PALMER GOLF COMPANY

By: /s/ George H. Nichols
    ------------------------------------------
         Type Name:
                    --------------------------
Title: President
       ---------------------------------------

                                   RIDER TO
                           MASTER NOTE (FORM 9601)
                               (PRIME OR LIBOR)
       (AT LENDER OPTION LIBOR PERIODS MAY EXTEND BEYOND NOTE MATURITY)


DATED AS OF DECEMBER 30, 1996, EXECUTED BY THE ARNOLD PALMER GOLF COMPANY (the "Borrower") IN FAVOR OF THE NORTHERN TRUST COMPANY (the "Lender").

         1. This Rider is attached to and forms an integral part of the above-referenced Master Note (as amended, the "Note"). Capitalized terms defined in the Note and not otherwise defined in this Rider shall have the same meaning in this Rider as in the Note. Wherever possible this Rider and the Note shall be construed so as to be consistent with each other; however, if and to the extent that the terms of this Rider conflict or are inconsistent with the Note, the terms of this Rider shall prevail. Except as modified by this Rider, the terms of the Note shall apply.

         2. Sections 1 ("INTEREST") and 2 ("PREPAYMENTS") of the printed form are deleted and the following is substituted therefor.

         SECTION 1.  INTEREST.

         1.1. INTEREST RATES. The unpaid principal amount from time to time outstanding hereunder shall bear interest as the following rates per year:

         (a) before maturity of any Loan, whether by acceleration or otherwise, at the option of Borrower, subject to the terms hereof at a rate equal to:

                 (i) the "Prime-Based Rate," which shall mean the Prime Rate (as defined below), less 1/2 percent (.50%) per annum. Changes in the rate of interest on the Loans resulting from a change in the Prime Rate shall take effect on the date set forth in each announcement for a change in the Prime Rate. "Prime Rate" means the rate announced from time to time by the Lender called its prime rate, which may not as any time be the lowest rate charged by the Lender; or

                 (ii) "LIBOR," which shall mean that fixed rate of interest per year for deposits with maturity periods of one, two or three months (which maturity period Borrower shall select subject to the terms stated herein) in United States dollars offered to Lender in and through the London or another offshore interbank market, as determined by the Lender in its sole discretion for or as of the borrowing date requested by the Borrower, divided by one minus any applicable reserve requirement (expressed as a decimal) on Eurodollar deposits of the same amount and maturity as determined by Lender in its sole discretion, plus two percent (2%) per annum.

        (b) after the maturity of any Loan, until paid, at a rate equal to 2% per annum in addition to the Prime Rate (but not less than the Prime Rate in effect at maturity).

        1.2 RATE SELECTION. Borrower shall select and change its selection of the interest rate as between the Prime-Based Rate and LIBOR to apply to at least $100,000 and in integral multiples of $100,000 thereafter (or the remaining amount available hereunder) of any advance (Loan), subject to the requirements herein stated:

        (a)     At the time any advance is made;

        (b) At the expiration of the particular LIBOR maturity period selected for the outstanding principal balance of any advance currently bearing interest at the LIBOR Rate; and

        (c) At any time for the outstanding principal balance of any advance currently bearing interest at the Prime-Based Rate.

        1.3     RATE CHANGES AND NOTIFICATIONS.

        (a) LIBOR. If the Borrower wishes to borrow funds at LIBOR or if Borrower wishes to change the rate of interest on any advance, within the limits described above, from the Prime-Based Rate to LIBOR, it shall, not less than three banking days of the Lender prior to the banking day of the Lender on which such rate is to take effect give Lender written or telephonic notice thereof, which shall be irrevocable. Such notice shall specify the advance to which LIBOR is to apply, and, in addition, the desired LIBOR maturity period (but not to exceed the maturity date of this Note unless the Lender consents otherwise).

        (b) Failure to Notify. If Borrower does not notify Lender at the expiration of a selected maturity period with respect to any principal outstanding at LIBOR, then in the absence of such notice Borrower shall be deemed to have elected to have such principal accrue interest after the respective LIBOR maturity period at the Prime-Based Rate. If Borrower wishes to borrow money at the Prime-Based Rate, it shall notify Lender on the date of borrowing or conversion; if any such notification is not received before 10:00 AM Chicago time on a banking day of the Lender, at Lender's option the borrowing or conversion may not be effected until the next banking day. If Borrower does not notify Lender as to its selection of the interest rate option with respect to any new advance of principal, then in the absence of such notice Borrower shall be deemed to have elected to have such advance accrue interest at the Prime-Based Rate.

        1.4 INTEREST PAYMENT DATES. Accrued interest shall be paid in respect of: each portion of principal to which:

        (a) the Prime-Based Rate applies, monthly on the last day of each month of each year, beginning with the first of such dates to occur after the date of the first advance, at maturity of this Note, and upon payment in full, whichever is earlier or more frequent; and

        (b) LIBOR applies, monthly on the last day of each month, at maturity of this Note, and upon payment in full, whichever is earlier or more frequent.

After maturity, interest shall be payable upon demand.

        1.5     ADDITIONAL PROVISIONS WITH RESPECT TO LIBOR LOANS.

        The selection by Borrower of LIBOR, and the maintenance of advances at such rate shall be subject to the following additional terms and conditions:

        (a) Availability of Deposits at a Determinable Rate. If after Borrower has elected to borrow or maintain any advance at LIBOR, Lender notifies Borrower that:

                (i) United States dollar deposits in the amount and for the maturity requested are not available to Lender in the London interbank market, or

                (ii) Reasonable means do not exist for Lender to determine LIBOR for the amount and maturity requested, all as determined by the Lender in its sole discretion, then the principal subject or to be subject to LIBOR shall accrue or shall continue to accrue interest at the Prime-Based Rate.

        (b) Prohibition of Making, Maintaining or Repayment or Principal at LIBOR. If any treaty, statute, regulation, interpretation thereof, or any directive, guideline, or otherwise by a central bank or fiscal authority (whether or not having the force of law) shall either prohibit or extend the time at which any principal subject to LIBOR may be purchased, maintained, or repaid, then on and as of the date the prohibition becomes effective, the principal subject to that prohibition shall continue at the Prime-Based Rate.

        (c) Payments of Principal and Interest to be Net of Any Taxes or Costs. All payments of principal and interest shall be made net of any taxes and costs incurred by Lender resulting from having principal outstanding hereunder at LIBOR. Without limiting the generality of the preceding obligation, illustrations of such taxes and costs are:

                (i) Taxes (or the withholding of amounts for taxes) of any nature whatsoever including income, excise, and interest equalization taxes (other than income taxes imposed by the United States or any state thereof on the income of Lender), as well as all levies, imposts, duties, or fees whether now in existence or resulting from a change in, or promulgation of, any treaty, statute, regulation, interpretation thereof, or any directive, guideline, or otherwise, by a central bank or fiscal authority (whether or not having the force of law) or a change in the basis of, or time of payment of, such taxes and other amounts resulting therefrom;

                (ii) Any reserve or special deposit requirements against assets or liabilities of, or deposits with or for the account of, Lender with respect to principal outstanding at LIBOR (including those imposed under Regulation D of the Federal Reserve Board) or resulting from a change in, or the promulgation of, such requirements by



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

        treaty, statute, regulation, interpretation thereof, or any directive, guideline, or otherwise by a central bank or fiscal authority (whether or not having the force of law);

        (iii) Any other costs resulting from compliance with treaties, statutes, regulations, interpretations, or any directives or guidelines, or otherwise by a central bank or fiscal authority (whether or not having the force of law); or

        (iv) Any loss (including loss of anticipated profits) or expense incurred by reason of the liquidation of re-employment of deposits acquired by Lender to make advances or maintain principal outstanding at LIBOR:

                 (A) As a result of a voluntary prepayment at a date other than the maturity date selected for principal outstanding at LIBOR; or

                 (B) As the result of a mandatory repayment at a date other than the maturity date selected for principal outstanding at LIBOR as a result of (i) Borrower exceeding any applicable borrowing base, (ii) the occurrence of an Event of Default and the acceleration of any portion of the indebtedness hereunder, or (iii) the scheduled maturity date of this Note occurring prior to the LIBOR maturity date due to Borrower's selection of a LIBOR maturity period which extends beyond the scheduled maturity date of this Note; or

                 (C) As the result of a prohibition on making, maintaining, or repaying principal outstanding at LIBOR.

If Lender incurs any such taxes or costs, Borrower, upon demand in writing specifying such taxes and costs, shall promptly pay them; save for manifest error Lender's specification shall be presumptively deemed correct. All advances made at LIBOR shall be conclusively deemed to have been funded by or on behalf of Lender in the London interbank market by the purchase of deposits corresponding in amount and maturity to the amount and interest periods selected (or deemed to have been selected) by Borrower under this Note.

        SECTION 2. PAYMENT

        2.1 PAYMENT AND PREPAYMENT. Borrower may from time to time, upon at least three days' prior written notice to Lender, prepay any principal bearing interest at the Prime-Based Rate in whole or in part at any time and may prepay any principal bearing interest at LIBOR at the end of the maturity period chosen or agreed to by Borrower applicable to the advance or portion of the advance being prepaid, without premium or penalty, provided that any partial prepayment shall be in an aggregate principal amount of at least $10,000. Any prepayment of an amount bearing interest at LIBOR at a date other than the maturity date applicable to the advance or the portion of the advance being prepaid shall be subject to the provisions of Section 1.5. All prepayments shall include interest accrued to the date of the prepayment on the principal amount being prepaid.



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
provisions of Section 1.5. All prepayments of principal shall include interest accrued to the date of prepayment on the principal amount being prepaid.

        2.2 BASIS OF COMPUTATION. Interest shall be computed for the actual number of days elapsed on the basis of a year consisting of 360 days, including the date a Loan is made and excluding the date a Loan or any portion thereof is paid or prepaid.


THE ARNOLD PALMER GOLF COMPANY

By /s/ George H. Nichols
  ----------------------------

      Type Name:
                --------------

Title  President
     -------------------------




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